Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

SHELTON TACTICAL CREDIT FUND

(formerly, WHV/Acuity Tactical Credit Long/Short Fund)

Class A Shares

Class C Shares

Class I Shares

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated October 11, 2016 to the Shelton Tactical Credit Fund’s (the “Fund”) Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2016, each as may be amended or supplemented from time to time

The information in this supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such documents.

The fee table and accompanying footnotes with respect to the Fund under the heading “Expenses and Fees” and the related Expense Example in the Fund’s Prospectus are deleted in their entirety and replaced with the following:

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class C and Class I shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled “Purchase of Shares” on page 13 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):
	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00%[1]	1.00%[1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.17%	1.17%	1.17%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Total Other Expenses	1.49%	1.49%	1.49%
Dividend and Interest Expense on Securities Sold Short	0.50%	0.50%	0.50%
Other Operating Expenses	0.99%	0.99%	0.99%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses[2,3]	2.93%	3.68%	2.68%
Fee Waiver and/or Expense Reimbursement[3]	(0.74)%	(0.74)%	(0.74)%
Total Annual Fund Operating Expenses after Waiver and/or Expense Reimbursement[2,3]	2.19%	2.94%	1.94%

1 A 1.00% contingent deferred sales charge (“CDSC”) may apply to investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) when shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker dealer was not paid a commission. A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of purchase.

2 “Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets disclosed in the Fund’s annual and semi-annual reports to shareholders in the financial highlights table, which reflects the operating expenses of the Fund and does not include “Acquired Fund” fees and expenses.

3 Shelton Capital Management (“Shelton” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund” fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions, do not exceed 1.42% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount that was in effect at the time of the Expense Limitation amount.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class A shares, Class C shares and Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$784	$1,294	$1,903	$3,537
Class C	$298	$793	$1,596	$3,697
Class I	$197	$688	$1,284	$2,900

Additionally, the section of the SAI entitled “Investment Advisory Services” is hereby amended to delete the reference to the agreement between Shelton Capital Management and the Fund, pursuant to which Shelton agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund in an amount equal to the Fund’s dividend and interest expense on securities sold short.  This agreement expired on August 31, 2016 and is no longer in effect.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE